LOOMIS SAYLES FUNDS

Supplement dated November 20, 2014 to the Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund (the “Funds”) Statement of Additional Information (the “SAI”) dated February 1, 2014, as may be revised or supplemented from time to time.

Effective immediately, the second and third paragraphs under the section “Portfolio Holdings Information” is hereby amended and restated as follows:

The Board of Trustees has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the Funds:

(1) Disclosure of portfolio holdings posted on the Funds’ website provided the information is shared no sooner than the next day following the day on which the information is posted;

(2) Disclosure to firms offering industry-wide services, provided that the firm has agreed in writing to maintain the confidentiality of the Funds’ portfolio holdings. The only entity that receives information pursuant to this exception is FactSet (daily disclosure of full portfolio holdings provided the next business day);

(3) Disclosure (subject to a written confidentiality provision) to Broadridge Financial Solutions, Inc. as part of the proxy voting recordkeeping services provided to the Funds, and to Institutional Shareholder Services, Inc. and Glass Lewis & Co., LLC, as part of the proxy voting administration and research services, respectively, provided to the Funds’ adviser (votable portfolio holdings of issuers as of record date for shareholder meetings);

(4) Disclosure to employees of each Fund’s adviser, principal underwriter, administrator, custodian, financial printer, Fund accounting agent, independent registered public accounting firm, Fund counsel and Independent Trustees’ counsel, as well as to broker-dealers executing portfolio transactions for the Funds, provided that such disclosure is made for bona fide business purposes;

(5) Disclosure to Managed Portfolio Advisors® (“MPA”), a division of NGAM Advisors, L.P., solely for the purpose of providing portfolio characteristics to clients of MPA that are eligible to invest in the Funds. Any sharing of holdings information with MPA is subject to a confidentiality agreement; and

(6) Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Funds. Such exceptions will be reported to the Board of Trustees.

With respect to (2) through (4) above, disclosure is made pursuant to procedures that have been approved by the Board of Trustees and may be made by employees of each Fund’s adviser, administrator or custodian. With respect to (6) above, approval will be granted only when the officer determines that the Funds have a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this Statement, the only entities that receive information pursuant to this exception are RR Donnelley (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Funds’ semiannual financial statements, quarterly Form N-Q filing and other related items, Electra Information Systems, Inc. (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations of portfolio holdings for the Funds, Barclays Capital (periodic disclosure of full portfolio holdings) and Yield Book (periodic disclosure of full portfolio holdings) for the purpose of performing certain portfolio analytics for the adviser, Securities Class Action Services, LLC. (daily disclosure of full portfolio holdings, provided the next business day) for the purpose of monitoring and processing any applicable class action lawsuits filed, and Ernst & Young LLP (annually, or more frequently as needed, disclosure of foreign equity securities) for the purpose of performing certain functions related to the production of the Funds’ U.S. federal income and excise tax returns. Although the Trust may enter into written confidentiality agreements, in other circumstances, such as those described in (4) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. Each Fund’s officers determine on a case by case basis whether it is appropriate for the Funds to rely on such common law, professional or statutory duties. The Board of Trustees exercises oversight of the disclosure of portfolio holdings by, among other things, receiving and reviewing reports from each Fund’s chief compliance officer regarding any material issues concerning each Fund’s disclosure of portfolio holdings or from officers of the Funds in connection with proposed new exceptions or new disclosures pursuant to item (6) above.